                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(D) of
                           the Securities Act of 1934



    Date of Report (Date of earliest event reported):     May 30, 1996
                                                      ---------------------



                         SunGard/(R)/ Data Systems Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                          7379                 51-0267091
(State or other jurisdiction    (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)


      1285 Drummers Lane, Wayne Pennsylvania                        19087
     (Address of principal executive offices)                     (Zip Code)



    Registrant's Telephone Number, including Area Code:   (610) 341-8700
                                                        ------------------



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         (Former name and former address, if changes since last report)
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Item 5.  Other Events
         ------------

         See press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)    Financial Statements.

                None.

         (b)    Pro Forma Financial Information.

                None.

         (c)    Exhibits.

                2.1 Stock Purchase and Sale Agreement dated May 30, 1996 by and among SunGard Data Systems Inc., National Computer Systems, Inc. and NCS Holdings, Inc.

                99.1 Press Release dated May 31, 1996.

     ______________

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 7, 1996

                                       SUNGARD DATA SYSTEMS INC.

                                       By:  /s/ Lawrence A. Gross
                                            ____________________________________
                                            Lawrence A. Gross
                                            Vice President and
                                            General Counsel
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                                 Exhibit Index
                                 -------------


Exhibit
- -------

 2.1 Stock Purchase and Sale Agreement dated May 30, 1996 by and among SunGard Data Systems Inc., National Computer Systems, Inc. and NCS Holdings, Inc.

99.1                    Press Release dated May 31, 1996